                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 3, 1999
                                                           -------------



                                  WAM!NET INC.
                                  ------------
             (Exact name of registrant as specified in its charter)

Minnesota                              333-53841             41-1795247
---------                              ---------             ----------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)



              6100 West 110th Street, Minneapolis, Minnesota    55438
              ----------------------------------------------    -----
               (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (612) 886-5100
                                                           --------------

Item 5.

On March 3, 1999, WAM!NET Inc. (the "Company") and Silicon Graphics, Inc., a Delaware corporation ("SGI"), entered into a Preferred Stock Purchase Agreement pursuant to which SGI acquired, on March 4, 1999, convertible preferred stock of the Company (the "SGI Preferred Shares") that is convertible into, on a fully diluted basis, 8.65% of the Company's common stock, par value $0.01 per share (the "Common Stock"). Following receipt of regulatory approvals, SGI will be entitled to elect one member of the Company's Board of Directors. The purchase price paid by SGI for the SGI Preferred Shares was $75 million, of which $35 million was paid in cash and $40 million was paid by the transfer of title to SGI's office campus, located in Eagan, Minnesota. In connection with the transaction, MCI WORLDCOM, Inc. made an additional $25 million investment in the Company, acquiring convertible preferred stock of the Company that is convertible into, on a fully diluted basis, 2.88% of the Common Stock.

Reference is made to the joint press release of the Company and SGI, dated March 8, 1999, attached hereto as an Exhibit and incorporated herein by reference.

This report includes forward-looking statements based on the Company's current expectations and beliefs, as well as a number of assumptions about future events, that are subject to risks and uncertainties that could cause actual results to differ materially from those described in such forward-looking statements. In particular, actual results may differ materially from those described in such forward-looking statements due to a number of factors, including, among other things, the Company's anticipated growth strategies, its leverage and debt service requirements and future capital needs, its intention to introduce new products, the anticipated acceptance of its products, technological advances, anticipated industry trends and conditions, including regulatory reform and risks, competition and the other important risk factors identified in the documents filed by the Company with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits

99.1 Joint Press Release, dated March 8, 1999 issued by WAM!NET Inc. and Silicon Graphics, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                  WAM!NET INC.

Dated: March 9, 1999              By: /s/ Bradley E. Sparks
                                     -----------------------
                                  Name:  Bradley E. Sparks
                                  Title: Executive Vice President and
                                         Chief Financial Officer



                                       -3-